Exhibit 99.1

Citius Pharmaceuticals, Inc. Corporate Presentation Summer 2020 NASDAQ: CTXR

Disclaimer This presentation has been prepared by Citius Pharmaceuticals, Inc. (the “Company”) for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the Company or any director, employee, agent, or adviser of the Company. This presentation does not purport to be all - inclusive or to contain all of the information you may desire. The information contained in this presentation and the comments and remarks of the representatives of the Company made during any presentation to which this presentation relates are integrally related and, as such, are intended to be delivered and understood together. Information provided in this presentation speaks only as of the date hereof. The Company assumes no obligation to update any statement after the date of this presentation as a result of new information, subsequent events or any other circumstances. This presentation also includes express and implied forward - looking statements regarding the current expectations, estimates, o pinions and beliefs of the Company that are not historical facts. Such forward - looking statements may be identified by words such as “beli eves”, “expects”, “endeavors”, “anticipates”, “intends”, “plans”, “estimates”, “projects”, “should”, “objective” and variations of such words and similar words. The accuracy of such statements is dependent upon future events, and involves known and unknown risks, uncertainties and other f act ors beyond the Company’s control that may cause actual results to differ materially from what is presented herein. Investors are stron gly encouraged to carefully review the Company’s SEC filings for a listing of the risks that could cause actual results to differ from these for ward looking statements. These forward - looking statements speak only as of the date of this presentation and should not be construed as stat ements of facts. 2 NASDAQ: CTXR

Olympic Motto: “ Citius , Altius, Fortius ” (Faster, Higher, Stronger) Late Stage Lead Asset Large Market Need Expert Team to Execute Mid - way through Phase 3; Favorable review received from Futility Analysis by Independent Review Board Market estimated to be >$1.8 B worldwide; current SOC is dangerous and costly Management has history of >$1B in pharma M&A; Scientific Advisors are key KOL’s in infectious disease Company Overview Managemen t Commitmen t Management / Founders have invested $26.5 million into the company 3 NASDAQ: CTXR

Key Management & Advisors

LEADERSHIP

Leonard Mazur, Director and Chairman of the Board

- Has launched many leading brands in their respective categories
- Founder/co-founder of: Genesis, Triax, Akrimax, and others
- Previous executive positions: Medicis Pharma, ICN Pharma, and Knoll Pharma (division of BASF), Cooper Laboratories

Myron Holubiak, President & CEO and Director

- Former President of Roche Laboratories, where he transformed it into a leading antibiotic and biotech company
- Former Chairman of Bioscrip, Inc., a national home infusion services provider

Jaime Bartushak, CFO

- 20 years corporate finance, M&A, and strategic planning

Gary Talarico, EVP, Operations

- Has led commercial activities for many corporate expansions and start-ups, including Reliant Pharma and Ventiv Health
- Directs all commercial disciplines at Citius

SCIENTIFIC ADVISORS

Issam Raad, M.D.

- Chair of MD Anderson Cancer Center's Dept. of Infectious Diseases
- Author of the underlying patents for Mino-Lok®
- Dr. Raad's innovations have been endorsed at the highest level (Category 1A) by the Center for Disease Control (CDC)

Mark Rupp, M.D.

- Professor and Chief of the Division of Infectious Diseases in the Dept. of Internal Medicine at the U. of Nebraska Medical Center
- Past-President of SHEA and Past-President of ASM Division L
- Has served as consultant to FDA, CDC, NIH, and VA

Leonard A. Mermel, D.O.

- Technical Expert Panel Member of Medicare Patient Safety Monitoring System, US Dept. of Health & Human Services
- Has co-authored US guidelines dealing with prevention and management of intravascular catheter infections

We believe we have the team needed to manage all aspects of a successful startup pharmaceutical company, including commercial preparation and strategic partnerships

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Unique Pipeline in Progressive Stages

Program	Market (Worldwide)	Preclinical	Phase I	Phase II	Phase III
Mino-Lok® Treat CVC Infections	**> $1.5B**	**Next milestone:** Superior Efficacy analysis (expected June 2020)			
CITI-002 (Halo-Lido) Rx Therapy for Hemorrhoids	**> $2B**	**Next milestone:** Phase 2B Initiated (expected Q3 2020)			
CITI-101 (Mino-Wrap) Prevent Infections Associated with Breast Implants	**~ $400M**	Pre-IND c FDA			
Option **CITI-401** **NoveCite Cells** Treat ARDS	**Multi-billion**	Pre-IND c FDA			

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6 NASDAQ: CTXR SARS - CoV - 2 NoveCite : ARDS in COVID - 19

Acute Respiratory Distress Syndrome (ARDS) 7 NASDAQ: CTXR ARDS Lung Normal a type of respiratory failure characterized by rapid onset of widespread inflammation in the lungs. ARDS impairs the lungs’ ability to exchange oxygen for carbon dioxide includes shortness of breath, rapid breathing, and bluish skin coloration; for those who survive, a decreased quality of life is common none supportive care, through the use of ventilator, as well as fluid management, and in some instances, extracorporeal membrane oxygenation ARDS Symptoms Treatments Clinical Management

• Next generation mesenchymal stem cell therapy (MSCs) for ARDS • ARDS caused by COVID - 19 • ARDS by all other causes • Several MSC suppliers use adult - derived stem cells (bone marrow, adipose tissue or placenta) • NoveCite MSC (NC - MSC) Advantages/Differences • Clonally derived [single source induced pluripotent stem cell (iPSC) master cell bank] • Single - source vs. adult derived cells from multiple donors • Higher expression of immunomodulatory proteins • Higher expansion capability • Accelerated development track • Ultra - fast track regulatory pathway (Coronavirus Treatment Acceleration Program) • Anticipated to be in the clinic this year • NoveCite , a subsidiary of Citius , Inc. • Holds option for exclusive worldwide license from Novellus, Inc. to treat ARDS XXX NoveCite Planned Program 8 NASDAQ: CTXR

9 • Over 250,000 non - COVID - 19 ARDS cases in the United States In 2020 • Multiple etiology: viruses, trauma, aspiration, etc. • COVID - 19 pandemic adds significantly to base number • 31%* of hospitalized COVID - 19 patients develop acute respiratory distress syndrome (ARDS) • ARDS close to 50% mortality rate • No effective drug treatment (only mechanical ventilation) • COVID - 19 mortality on ventilators reported to be ~80% • Several earlier generation (adult - derived) cell therapies in clinical trials, regulatory pathway appears to be established • Multi - billion dollar market potential worldwide NASDAQ: CTXR 250,000 258000 266,000 240,000 245,000 250,000 255,000 260,000 265,000 270,000 2020 2021 2022 Estimate ARDS Cases in U.S. 2020 (excluding COVID - 19 impact) Sources: DawsonJames * Source: “Clinical course and risk factors for mortality of adult inpatients with COVID - 19 in Wuhan, China: a retrospective coh ort study”, Fei Zhou, MD et al, VOLUME 395, ISSUE 10229 , P1054 - 1062, MARCH 28, 2020, Published:March 11, 2020, https://www.thelancet.com/journals/lancet/article/PIIS0140 - 6736(20)30566 - 3/fulltext NoveCite Market – COVID and Beyond

Rationale for MSCs in ARDS

- Home in on lungs (also first pass effect)
- Counter cytokine storm and IL-10
- Produce potent anti-inflammatory properties
- Restore endothelial and epithelial barrier integrity
- Enhance clearance of fluid from the lungs
- May also exhibit antimicrobial properties
- Decrease the death of some of the endogenous cells in the lungs
- Active by both cell contact dependent and independent mechanisms

Michael Matthay, MD

Professor, Medicine
UCSF



EDUCATION & TRAINING

Harvard University	A.B.	1969	English
University of Pennsylvania	M.D.	1973	School of Medicine
U. of Colorado Medical Center	Internship & Residency	1976	Internal Medicine
UCSF	Fellowship	1978	Pulmonary Division
UCSF	Fellowship	1979	Cardiovascular Research Institute

Source: The Acute Respiratory Distress Syndrome, Lorraine B. Ware, M.D., & Michael A. Matthay, M.D., May 4, 2000, N Engl J Med 2000; 342:1334-1349

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11 What Makes Novellus Cells (NC - MSCs) Different? Feature • Single source induced pluripotent stem cell (iPSC) master cell bank vs. cells from multiple donors • Rapid production of MSCs (expansion directly from master cell bank) • Higher expansion capability ( no need to re - harvest donor cells) • Allogeneic (‘off - the - shelf’) and convenient hospital formulation • Supplied in 250mL frozen mini - bags • High - level secretion of many immunomodulatory proteins • History of safety of MSCs in other indications Put Simply New , Improved Source Quick to Produce Scalable Easy delivery Potent Safety profile

NoveCite Cells (NC- MSCs) Production

iPSC Production Process

- mRNAs reprogramming process is fast, efficient, and footprint free
- Extensively characterized iPSCs act as perpetual master cell bank


Day 0
Day 3
Day 4
Day 5
Day 6
Day 7
Day 9
Day 10
Day 12
Day 13
Day 14

Pluripotency Proven by Gold Standard Assay


P.E.
C.E.
Ca
Ca

NC-MSC Production Process & Proof of MSCs


iPSCs
Day 4 MSC medium
Day 9 Passage
Day 19 Passage
Day 29 Passage
Day 0 Induction medium
Day 6 Passage
Day 13 Passage
Day 26 Passage
NC-MSCs


Novellus iMSCs
Novellus iMSCs +25 days in diff. media

Adipocytes
Oil Red O stain


Novellus iMSCs
Novellus iMSCs +15 days in diff. media

Osteoblasts
Alizarin Red S stain


Novellus iMSCs
Novellus iMSCs +21 days in diff. media

Chondrocytes
Alcian Blue stain

13 NASDAQ: CTXR Growth Curve Telomere Length Greater expansion potential streamlines manufacturing NoveCite MSCs vs. Donor - Derived MSCs NC - MSCs can be expanded for >70 population doublings Restored telomeres lead to greater expansion potential

14 NASDAQ: CTXR Submit FDA meeting request … = PIND submitted April 24 FDA Meeting granted response ………… = expected within week of request Pre - IND meeting ....................... = expected within 30 business days of request CMC process with CMO ......................................... Initial IND submission ……………………………….……… IND approval ............................................... Clinical Trial initiation ...................................................................................... Apr May Jun July Aug Sep Oct 2020 _________________________________________ Legend Completion Estimated Timeline to the Clinic

15 • Michael A. Matthay, MD Professor of Medicine and Anesthesia at the University of California at San Francisco (UCSF), a Senior Associate at the Cardiovascular Research Institute, and Associate Director of the Intensive Care Unit at UCSF. He received his AB from Harvard University and his MD from the University of Pennsylvania. He received an American Thoracic Society award for Scientific Achievement in 2002, a UCSF Award for Outstanding Clinical Research in 2006, the Julius Comroe Jr Respiratory Section Award from the American Physiologic Society in 2009, and the UCSF Lifetime Achievement Award for Mentoring in 2013. He has studied the pathogenesis and resolution of acute lung injury and the acute respiratory distress syndrome (ARDS), with an emphasis on translational work and patient - based research, including clinical trials. • Perenlei Enkhbaatar , MD, PhD Professor and Director of Translational Intensive Care Unit (TICU) at the University of Texas Medical Branch. • Taylor Thompson, MD Director, Critical Care Translational Research, Pulmonary/Critical Care Unit, Mass. General Hosp., Medical Director, ARDS Network Clinical Coordinating Center. Dr. Thompson is a Professor of Medicine at Harvard Medical School. His primary research and academic interests involve managing clinical trials for patients with the Acute Respiratory Distress Syndrome (ARDS) or severe sepsis, investigating the molecular epidemiology of ARDS and sepsis, and developing and testing computerized bedside decision support tools. • Jeff Karp, PhD Professor of Medicine at Brigham and Women’s Hospital, Harvard Medical School. He is also a principal faculty member at the Harvard Stem Cell Institute, and an affiliate faculty member at the Broad Institute and at the Harvard - MIT Division of Health Sciences and Technology. • Matt Angel, PhD Co - Founder and Chief Science Officer at Novellus, Inc. Dr. Angel received his B.S. in engineering from Princeton University and his Ph.D. in electrical engineering from the Massachusetts Institute of Technology, where he studied the innate immune system and its response to exogenous mRNA. • Chris Rohde, PhD Co - Founder and President at Novellus, Inc. Dr. Rohde is an expert in the development of novel mRNA technologies for gene editing, cell therapy, and regenerative medicine. Dr. Rohde received his Ph.D. in electrical engineering from the Massachusetts Institute of Technology, where he studied nerve regeneration in C. elegans. NASDAQ: CTXR NoveCite Advisory Board

16 Overview Team Patented Technology • Experienced in drug development, start - ups and exits • Technology inventors continue to lead the research effort • 70 granted patents for: – RiboLog™ non - immunogenic mRNA – RiboSlice™ gene editing and NoveSlice™ gene editing protein – RiboCell™ cell reprogramming to create pluripotent stem cells – ToRNAdo™ lipid delivery system • Company founded in 2014 to create new engineered cellular therapies and diagnostics. • Over $20 million invested in Research and Development • Focused on discovery and pre - clinical development Novellus Company Highlights

Summary of NoveCite Opportunity

Element	Comments
Market Opportunity	ARDS is a significant unmet medical need, now made larger and more urgent with COVID-19
MSCs	Well accepted as safe therapies for ARDS
Novellus Technology	mRNA platform (synthetic, non-immunogenic) creates superior iPSC & NC-MSC characteristics and processes

NoveCite Cells Advantages	• Promise of improved efficacy
	  • Higher level of therapeutic proteins
	  • Enhanced expansion for streamlined manufacturing
	• Streamlined manufacturing, clonal cells, near-unlimited supply

Thesis: NoveCite MSCs are functionally superior than donor-derived MSCs and have a more efficient manufacturing process

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LEAD PRODUCT Minocycline/EDTA/Ethanol Antibiotic Lock Therapy for Salvaging Catheters That Cause Bloodstream Infections Mino - Lok®

THE PROBLEM: CVCs are a Lifeline for Cancer Patients BUT Infection Rates + Poor SOC Leads to Death & Morbidity Infections are Common & Dangerous Of the 7,000,000 CVCs used annually in US, up to 472,000 become infected leading to serious, life threatening infections called CRBSI/CLABSI. 1 These infections are associated with 12 - 25% mortality and morbidity. 2 Hospitals are penalized for reporting high infection rates, not to mention, incur an attributable cost of $46,000 to $65,000 per episode SOC is a Poor Option for Patients & Hospitals Current SOC is to remove and replace (R&R) the CVC, while treating with systemic antibiotics Catheter R&R causes physical and psychological symptoms in 57% to 67% of patients. 3 R&R is difficult for many patients, due to unavailability of other accessible vascular sites and the need to maintain infusion therapy Cost for just the R&R procedure is ~$10,000 Mino - Lok is the first – and only – therapy under investigation that can be used to sterilize and salvage the infected CVC avoiding the complications, discomfort and costs of removal and replacement. 19 NASDAQ: CTXR Sources: 1. Shah H., Bosch W., Hellinger W. C., Thompson K. M. (2013). Intravascular catheter - related bloodstream infection. Neurohospitalist 3, 144 – 151. doi : 10.1177/1941874413476043. 2. Antoňáková Němčíková A, Bednárovská E. Catheter - related bloodstream infections: do we know all of it? Klin Onkol . 2017;30(6):405 – 411. doi : 10.14735/amko2017405. 3. Chaftari , AM et al,. Unnecessary Removal of CVCs in Cancer Patients with CRBSI: Impact on Symptom Burden. Poster presentation at ID W eek 2017, Infectious Diseases Society of America (IDSA)Oct 04 - 08, 2017

CVC Remove and Replace (R&R) Complications

R&R procedures are invasive and discomforting to patient

R&R Procedures are costly and usually require additional hospital stay.

Complications include infection, thrombosis, occlusion, and mechanical complications.

- ✓ Infectious complications are reported to occur in 5% to 26% of patients;
- ✓ Mechanical complications in 5% to 19%; and,
- ✓ Thrombotic complications in 2% to 26%.[1,2]

Mechanical complications associated with the insertion of CVCs include arterial puncture, hematoma, hemothorax, pneumothorax, arterial-venous fistula, venous air embolism, nerve injury, thoracic duct injury (left side only), intraluminal dissection, and puncture of the aorta.[3]

Catheter removal and reinsertion causes physical and psychological symptoms in 57% to 67% of patients, respectively.[4]



Sources (NCBI: Annals of Translational Medicine):

1. McGee DC, Gould MK.. Preventing complications of central venous catheterization. N Engl J Med 2003;348:1123-33.
2. Merrer J, De Jonghe B, Golliot F, et al. Complications of femoral and subclavian venous catheterization in critically ill patients: a randomized controlled trial. JAMA 2001;286:700-7.
3. Polderman KH, Girbes AJ.. Central venous catheter use. Part 1: mechanical complications. Intensive Care Med 2002;28:1-17.
4. Chaftari, AM et al,. Unnecessary Removal of CVCs in Cancer Patients with CRBSI: Impact on Symptom Burden. Poster presentation at ID Week 2017, Infectious Diseases Society of America (IDSA)Oct 04 - 08, 2017

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21 Locking a Central Venous Line with Mino - Lok® Locking a Catheter is a Standard Operating Procedure 1. Using Mino - Lok does not require any novel methodologies. 2. Any RN or LPN or Technician can perform the procedure. 3. There is no change in normal workflow and does not require exceptional training. 4. The patient does not experience any sensations similar to the threading of a central line through a vein or artery. 5. The procedure does not require any change to the tunneling or change in placement of the central line. 6. No anesthesia (general or local) is needed. 7. Standard sterile techniques still apply. *Mino - Lok™ is not flushed into the venous system. NASDAQ: CTXR

22 Phase 2b Trial Results Parameter Mino - Lok Arm N ( % ) Control Arm N ( % ) Patients 30 (100%) 60 (100%) Cancer Type - Hematologic 20 (67) 48 (80) - Solid tumor 10 (33) 12 (20) ICU Admission 4 (13) 4 (7) Mech. Ventilator 3 (10) 0 (0) Bacteremia - Gram+ 17 (57)* 32 (53) - Gram - 14 (47)* 28 (47) Neutropenia (<500 ) 19 (63) 36 (60) Microbiologic Eradication 30 (100) 60 (100) - Relapse 0 (0) 3 (5) *** Complications 0 (0) 8 (13) SAEs related to R&R 0 (0) 6 (10) Overall Complication Rate 0 (0%) 11** (18%) *1 polymicrobial patient had Gr+ and Gr – organism cultured; ** 6 patients had >1 complication; ***all 3 CVCs were removed withi n 1 month. NASDAQ: CTXR

Mino-Lok® Phase 3 Pivotal Trial Design

Multi-center, randomized, open label, blinded assessor, active control superiority study

(80% powered)

Adjunct in CLABSI/CRBSI

Patients with CRBSI/CLABSI (n~ 144)

R

Active Arm (n=72)
Mino-Lok® Solution

Control Arm (n=72)
Antibiotic Lock

Anticipated median time of 21 days vs. 38 days to achieve significance

Interim Analysis

Futility Performed at 35-40 Events and 60-70 Events for Superior Efficacy

Primary End Point

Comparison of "Time to Catheter Failure", TOC = 6 weeks

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Mino-Lok® Development Plan (estimated as of April 2020)


2015
2016
2017
2018
2019
2020
2021
Q1 Q2 Q3 Q4
Phase 2
Pivotal Phase 3 ALT Study
Chemistry and Manufacturing Control (CMC) Development
First Patient In
Interim Data
Futility Analysis
Interim Data
Superior Efficacy
2nd Trial Pediatric (if needed)
Registration Manufacturing and Stability
NDA Submission
NDA approval
FDA EOP2 Meeting
FDA CMC Meeting
FDA Interim Mtg.
FDA Review Mtg.
Commercial Preparation

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Market Opportunity

Pursue Directly		Partnerable
	>4 million CLABSI's per year*	
United States	Worldwide	Ex-US

With modest penetration at conservative pricing, we believe that >$500M peak year U.S. sales is achievable.

Regulatory Updates

DISARM Act is pending in the Senate, which would create a DRG carveout for QIDP products. This would allow for full reimbursement for CMS programs and not be part of the payment bundle.

Reimbursement

Company will apply for NTAP, which was just increased to 75% of list price, which would apply to all QIDP products

Company will apply for transitional pass-through

Pricing

Conservative pricing to allow for rapid market uptake would be ~$1.4k treatment

Pricing should have elasticity upwards, given the alternative, R&R (~$10k)

*DelveInsight "Catheter-Related Blood Stream Infections (CRBSI)-Market Insights, Epidemiology & Market Forecast–2028"

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Intellectual Property

Mino-Lok™ is supported by a robust intellectual property portfolio ***Composition of Matter patent*** *that provides protection until* ***June 7, 2024****.* ***Formulation Patent*** *has been issued and will add protection through* ***2036.***

Creators	Description of Patent	All U.S. and Foreign Patent Applications / Patent Numbers
Issam Raad, M.D. et al	Antimicrobials in Combination with Chelators and Ethanol for the Rapid Eradication of Micro-organisms Embedded in Biofilm (Composition of Matter)	• U.S. Patent No.: 7,601,731; • EP Ser. No.: 04754538.9; • CA Ser. No.: 2,528,522;
Issam Raad, M.D. Joel Rosenblatt, Ph.D. et al	Antimicrobial Catheter Lock / Flush Solutions with Enhanced Stability (Formulation)	• Pub.No.: US 2017/051373 A1 • Global IP: UTFC.P1283WO

U.S. Patent No. 7,601,731 (Composition of Matter) was filed on June 7, 2004 priority date of Provisional Application No. 60/476,555 of June 6, 2003 and issued on October 13, 2009. The expiration date is **June 7, 2024**.
U.S. Patent No. 9,078,441 (Method of Use) was issued on July 14, 2015. The expiration date is **June 7, 2024**.
There are corresponding patents granted in Europe and Canada (European Patent No. EP 1644024, and Canadian Patent No. 2528522).
U.S. Patent No. 10,086,114 (Formulation/Enhanced Stability) was filed on November 4, 2016 and issued on Oct. 2, 2018. The expiration date is **November 4, 2036.**
Patent applications for Global IP filed on June 12, 2018 incl. Canada, China, Japan, Korea, European Patent Office.

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27 Competitive Landscape Company/Source Product/Components Status Features/Weaknesses CorMedix Neutrolin ® taurolidine, citrate, heparin Phase III trial in Prevention in HD; Available in Europe (CE Mark) Prevention only Anti - infective only being used in prophylaxis No company has United States regulatory approval . CorMedix is focused on development of lock solutions for the prevention of CRBSI in hemodialysis (HD) patients . There are no lock solutions in development for treating CRBSI patients and salvaging indwelling, infected CVCs . The current standard - of - care is to treat the bacteremia while removing and replacing the CVC usually in a new vascular access site . There are no products being developed for treatment of infected central venous lines. NASDAQ: CTXR

28 Mino - Lok® (minocycline/disodium EDTA/ethyl alcohol) • Treats catheter - related blood stream infections (CRBSIs). • Penetrates biofilm, eradicates bacteria and salvages infected, indwelling vascular catheters while providing anti - clotting properties. • Salvages central venous access in patients highly dependent on central lines and avoids the serious and expensive complications and morbidities associated with catheter removal and reinsertion. • Expected to be indicated as adjunctive therapy for the treatment of Catheter - Related Blood Stream Infections (CRBSI) in combination with appropriate systemic antibiotic(s). • Would have worldwide rights with appx. 16 years of exclusivity at time of launch. A major step forward in addressing a serious unmet medical need. NASDAQ: CTXR

Mino - Wrap CITI - 101 Minocycline/Rifampin (M/R) Gelatin Film Bioabsorbable Extended Release Antimicrobial Wrap for the Prevention of Breast Tissue Expander Infections

Background: Rate of Infection Post-Mastectomy

- The rate of infection following mastectomy with tissue expander (TE) is 2.4 to 24%. Estimated mean is 12-14%*.
- Once the implant becomes infected, the patient is usually hospitalized requiring approximate 2 weeks of IV and/or oral antimicrobials; and the TE is removed leading to a delay of lifesaving chemoradiation therapy, and a more complex reconstruction in the future.
- The preventive measures used to decrease the rate of TE infections are (a) systemic perioperative antimicrobial agents, (b) perioperative immersion of the implant or irrigation of the surgical pocket with an antimicrobial solution prior to insertion of the device, and (c) immediate postoperative oral antimicrobials. Except for (a), all of the other preventive modalities are of debatable use.



Armstrong RW. Ann Plast Surg 1989;23:284-8
Francis SH. Plast Reconstr Surg 2009;124:1790-6
Rosenblatt et al. 2015. Novel in situ liquefying antimicrobial wrap for preventing tissue expander infections following breast reconstructive surgeries. J Biomed Mater Res Part B 2015:00B.
*<u>***Please note that the 12-14% estimate for mean infection rates is an estimate from clinicians and is not a published data point.***</u>

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Mino - Wrap: Thesis • The highest risk for TE - related infections occurs at the time of surgery and as long as drains remain in place (about two weeks post - operatively) and there are portals for microbial colonization. • Mino - Wrap is a malleable, bioabsorbable, antimicrobial wrap that is placed over the TE in the surgical pocket as a solid film. It swells and liquefies in situ for a specified period of time providing extended protection against infection from the most likely pathogens. • Mino - Wrap is designed to allow the temporary tissue expander to be inflated without any restrictions, and to prevent infection and biofilm formation on the implant over longer durations than current practice. • The current standard of care (SOC) appears to be inadequate as the mean infection rate is very high compared to common surgical infection rates. 31 NASDAQ: CTXR

Mino-Wrap Development Plan (estimated as of April 2020)


2019
2020
2021
2022
2023
2024
Q1 Q2 Q3 Q4
Pre-Clinical And Clinical
Concept Planning and Risk Analysis
Pre-Clinical Studies*
Phase 2 Clinical Study
Phase 3 Study
Regulatory
FDA Pre-IND Consultations
FDA Pre-IND Meetings
IND Submission
Orphan drug request
EO Ph2 Meeting
Pre-NDA Meeting
NDA Submission
NDA Approval
Product and CMC
Product Development and Testing‡
Chemistry and Manufacturing Control (CMC) Development

* Pre-Clinical Studies includes in vitro and in vivo proof of concept studies, animal efficacy, and a 28-day IND-enabling safety and toxicology study.
‡ Product development and testing includes in vitro testing of prototype physical properties prior to manufacturing scale-up for CMC development.

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Halobetasol /Lidocaine Prescription Strength Topical for Symptomatic Hemorrhoid Treatment Halo - Lido CITI - 002

34 CITI - 002 ( halobetasol + lidocaine) Citius’ product candidate would be the first FDA - approved prescription product to treat hemorrhoids in the US OTC Products are the Mainstay for Treatment of Grade I and II • Up to 5% of the U.S. population suffers from hemorrhoids, but there are no FDA - approved prescription products on the market • Over 10 million patients admit to symptoms of hemorrhoidal disease and one - third of them seek physician treatment • OTC hemorrhoid product sales are approximately 20 million units annually Existing Rx Treatments: “Grandfathered Products” • Several DESI topical cream formulations containing hydrocortisone and lidocaine are commonly prescribed to treat grade I and II hemorrhoids, but none are FDA - approved • In 2011, more than 4 million prescriptions were written in the U.S. for hemorrhoidal medications • Other topical DESI products for hemorrhoids contain hydrocortisone and pramoxine and have annual sales in excess of $80 million Commonly Used OTC Treatments Prescription, Non - approved Treatments NASDAQ: CTXR

Current Status NASDAQ: CTXR 35 • Based on the results of phase 2 trial in 240 patients, CTXR elected to use super potent steroid Halobetasol propionate (HBP), maintained Lidocaine HCl (LH) and developed 10 prototype formulations • Two formulations selected for Vasoconstriction Assay (VCA) studies • A cream formulation containing novel excipient selected for phase 2b study • Formulation met chemical, physical and stability criteria • Manufacturing scale - up completed • Pre - clinical toxicology testing in progress, initial results show acceptable profile • IP evaluation in progress

Halo/Lido Development Plan (estimated as of April, 2020) NASDAQ: CTXR 36 2015 2016 2017 2018 2019 2020 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Phase 2a Clinical Study Product and Formulation Development Phase 2b Clinical Study Pre - Clinical Studies FDA Type C meeting IND Prep VCA

37 CITIUS Corporate Summary • Addressing attractive diversified multi - billion dollar opportunities – Adjunctive Cancer Care/Infectious Disease and Gastrointestinal Disease • Portfolio addressing recognized unmet medical needs with cost - saving or cost - effective solutions with low risk development pathways • Multiple staged near - term milestones anticipated • Highly experienced and successful Management Team, Board of Directors, and Scientific Advisory Board • Partnership with MD Anderson Cancer Center in developing novel anti - infectives in cancer • Opportunity to develop a highly differentiated cell therapy for ARDS NASDAQ: CTXR

Financial Summary (as of 4/14/2020) Current Cap Table Sha r es % of Fully Diluted Basic Shares Outstanding 38,078,062 59.1 % Warrants 23,501,091 36.5 % Options 2,751,838 4.3 % Unit Purchase Options 100 , 667 0. 1 % Fully Diluted Shares Outstanding 64,431,658 100% Stock Price Current Price $ 0.65 52 Week High $ 1.38 52 Week Low $ 0 . 42 Principal Insider and Former Insider Shareholders (1) Leonard Mazur ( 39.2%) Myron Holubiak ( 9.0% ) Reinier Beeuwkes, PhD ( 1.6% ) Geoffrey Clark ( 1.6% ) (1) Beneficial stock ownership as calculated under rules of the Securities Exchange Commission. 38 NASDAQ: CTXR

39 Citius Pharmaceuticals, Inc. 11 Commerce Drive First Floor Cranford, NJ 07016 www.citiuspharma.com Investor Relations Contact : Andrew Scott – V.P., Corporate Development (908) 967 - 6677 x105 ascott@citiuspharma.com NASDAQ: CTXR